OPPENHEIMER GROWTH  FUND
                SUPPLEMENT DATED DECEMBER 11, 1997 TO THE
                        PROSPECTUS DATED DECEMBER 1, 1997

The Prospectus is changed as follows:

1. The first paragraph in "Fees and Expenses" under "The Manager and Its Affiliates" on page 18 is deleted and replaced with the following:

         o FEES AND EXPENSES. Under the investment advisory agreement, as amended per a resolution of the Board of Trustees dated December 14, 1995 to reduce the fee on assets in excess of $1.5 billion, and as further amended per a resolution of the Board of Trustees dated December 11, 1997 to reduce the fee on assets in excess of $2.5 billion (the "Investment Advisory Agreement"), the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1.0 billion; and 0.56% of average annual net assets in excess of $2.5 billion. The Fund's management fee for its fiscal year ended August 31, 1997 was 0.65% of average annual net assets for each class of shares that were offered.





December 11, 1997                                             PS0270.010